Exhibit 10.21

THE SECURITIES REPRESENTED HEREBY, AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) SUBJECT TO THE COMPANY’S CONSENT, TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

DEVVSTREAM CORP.

5.30% SECURED CONVERTIBLE NOTE

NOTE CERTIFICATE NO. [●]	Principal Amount: $[●]

DEVVSTREAM CORP. (the “Company”), a corporation incorporated under the laws of the Province of Alberta, for value received, hereby acknowledges itself indebted and promises to pay to [●] of [●] or its registered assigns (hereinafter referred to as the “holder” or the “Noteholder”) the Principal Amount (as defined herein) in the manner hereinafter provided at such place as the Noteholder may designate by notice in writing to the Company, on such date as the Principal Amount may become due and payable hereunder, and to pay interest on the Principal Amount outstanding from time to time owing hereunder to the date of payment as hereinafter provided, both before and after maturity or demand, default and judgement.

Subject to the terms set forth herein, on the Maturity Date (as defined herein), the outstanding Principal Amount of the Note and any accrued and unpaid interest will become due and payable. Alternatively, should the holder exercise its option to convert, then on the Conversion Date (as defined herein), the outstanding Principal Amount of the Note and any accrued and unpaid interest as of the Conversion Date will be converted into Shares (as defined herein) at the Conversion Price (as defined herein). This Note is issued subject to the terms and conditions appended hereto as Schedule “A”. Unless otherwise indicated, all monetary amounts herein are in United States dollars.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be executed by a duly authorized officer.

DATED for reference this [●]

DEVVSTREAM CORP.

Per:
Authorized Signatory

(See terms and conditions attached hereto)

SCHEDULE “A”

TERMS AND CONDITIONS FOR 5.30% SECURED CONVERTIBLE NOTE

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Note, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the meanings set out below:

(a)
“Applicable Securities Laws” means the securities laws, regulations, policies, notices, rulings and orders in the Provinces of British Columbia, Alberta and Ontario, as well as the federal and state securities laws of the United States;

(b)	“Business Day” means a day, other than a Saturday, Sunday or a day on which major commercial banks are CLOSED in the Provinces of British Columbia or Alberta or in New York City;

(c)	“Capital Reorganization” has the meaning ascribed thereto in Section 5.4(a)(i)

(d)	“Company” means DevvStream Corp.;

(e)	“Conversion Date” has the meaning ascribed thereto in Section 5.2(c);

(f)
“Conversion Price” means the price that is a 25% discount to the 20-day VWAP of the Shares on the Exchange calculated on the date of the Conversion Date; provided, that, to the extent that the number of Shares issuable on conversion is greater than the number of Shares equal to the Principal Amount and all accrued interest on this Note divided by the De-SPAC Floor Price (the “Maximum Shares”), then the amount of Initial Conversion Shares shall be the Maximum Shares;

(g)	"Current Market Price” has the meaning ascribed thereto in Section 5.4(b);

(h)	“De-SPAC Floor Price” means $0.867;

(i)	“Exchange” means the Nasdaq Global Market;

(j)	“Events of Default” has the meaning ascribed thereto in Section 6.1;

(k)	“Issue Date” means [●];

(l)	“Maturity Date” means two years from the Issue Date;

(m)	“Note” means this 5.3% secured convertible note;

(n)
“Official Body” means any government or political subdivision or any agency, authority, bureau, central bank, monetary authority, commission, department or instrumentality thereof, or any court, tribunal or arbitrator, whether foreign or domestic;

(o)
“Person” means an individual, partnership, corporation, limited or unlimited liability company, trust, unincorporated association, joint venture or government or any agent, instrument or political subdivision thereof, and any stock exchange;

(p)	“Principal Amount” means the principal amount outstanding under this Note, as set forth on the face page to this Note;

(q)	“Reclassification of Shares” has the meaning ascribed thereto in Section 5.4(c);

(r)	“Regulation D” means Regulation D under the U.S. Securities Act;

(s)	“Regulation S” means Regulation S under the U.S. Securities Act;

(t)	“Rights Offering” has the meaning ascribed thereto in Section 5.4(a)(ii);

(u)
“Shares” means fully-paid and non-assessable common shares in the capital of the Company as constituted on the date hereof and which the Noteholder can elect to receive upon a conversion of this Note as set out in Article 5;

(v)	“Special Distribution” has the meaning ascribed thereto in Section 5.4(a)(iii);

(w)	“Time of Expiry” has the meaning ascribed thereto in Section 5.4(a)(i);

(x)	“United States”, or “U.S.” means, as the context requires, the United States of America, its territories and possessions, any state of the United States, and/or the District of Columbia;

(y)
“U.S. Person” has the meaning ascribed to it in Rule 902(k) of Regulation S (the definition of which includes, but is not limited to, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized, or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts, and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person); and

(z)	“VWAP” on any date means the volume weighted average trading price of the Shares on the Exchange for the prior number of trading days as indicated herein.

1.2	Interpretation

For the purposes of this Note, except as otherwise expressly provided herein:

(a)	the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Note as a whole and not to any particular Article, clause, subclause or other subdivision or Schedule;

(b)	a reference to an Article or Section means an Article or Section of this Note, as applicable;

(c)	the headings are for convenience only, do not form a part of this Note and are not intended to interpret, define or limit the scope, extent or intent of this Note or any of its provisions;

(d)
the word “including”, when following a general statement, term or matter, is not to be construed as limiting such general statement, term or matter to the specific items or matters set forth or to similar items or matters (whether or not qualified by non‑limiting language such as “without limitation” or “but not limited to” or words of similar import) but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its possible scope;

(e)	unless otherwise indicated, all monetary amounts herein are in United States dollars; and

(f)	words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

ARTICLE 2
NOTE

2.1	Principal Amount and Repayment

The Company agrees that it is indebted to the Noteholder in the amount of the Principal Amount of the Note, together with accrued interest thereon, in accordance with the terms and conditions of this Note. The Company will repay to the Noteholder the Principal Amount, together with interest thereon, on or before the Maturity Date, subject to conversion, as applicable, pursuant to the terms set forth herein.

2.2	Interest on Note

The Principal Amount of the Note outstanding from time to time will bear simple, non-cumulative interest from the Issue Date at a rate of 5.30% per annum, calculated at the Maturity Date or the Conversion Date, if applicable, on the basis of 365 days per year and payable only (a) in cash at the Maturity Date; (b) in Shares on the Conversion Date in accordance with Article 5, or (c) in connection with an Event of Default in accordance with Article 7. If the Company fails to make any payment of Principal Amount or interest required to be made hereunder, on the day on which the same is due and payable, the Company will pay interest on the amount or amounts so required to have been paid at the rate of interest as aforesaid calculated and payable from the date of such failure until the date of payment.

2.3	Outstanding Balance

The actual outstanding balance of the Note from time to time shall be the aggregate outstanding Principal Amount of the Note, together with accrued interest thereon and all other amounts payable by the Company to the Noteholder pursuant to this Note.

2.4	Security

This Note constitutes a direct senior obligation of the Company. As continuing security for the due and timely payment by the Company of all amounts owing under this Note, the Company will grant the Noteholder a first ranking security interest in all of the carbon credits and similar environmental assets held by the Company, presently existing or hereafter created or acquired, and the Company will, within 14 days of the date of this Note, deliver to the Noteholder a security agreement in registerable form evidencing the Noteholder’s security interest. The Company will not grant any other debt instruments or security interests which rank equal or senior to this Note without the written consent of the Noteholder.

ARTICLE 3
PREPAYMENT

3.1	Right of Prepayment

The Issuer has the right and privilege of prepaying the whole or any portion of the Principal Amount of this Note, together with any accrued and unpaid interest thereon, at any time prior to the Maturity Date without notice, bonus or penalty. All such prepayments shall be applied first in satisfaction of any accrued but unpaid interest and thereafter to the outstanding Principal Amount.

ARTICLE 4
 COVENANTS

4.1	Covenants of the Company

The Company covenants and agrees with the Noteholder that for such time as this Note remains outstanding, unless otherwise consented to in writing by the Noteholder:

(a)
Observe Obligations. The Company will duly pay or cause to be paid to the Noteholder the Principal Amount and interest of this Note and any other amounts owed to the Noteholder in the manner set forth herein;

(b)
Reservation of Shares. The Company shall at all times have reserved for issuance out of its authorized capital a sufficient number of Shares to satisfy its obligations to issue and deliver Shares upon the due conversion of the Note;

(c)
Approvals and Filings. The Company shall, in connection with the execution and delivery of this Note and the possible conversion of the Note into Shares, obtain any and all requisite approvals of the shareholders of the Company and statutory and regulatory approvals required to effect and complete the same and shall file all notices, reports and other documents required to be filed by or on behalf of the Company pursuant to Applicable Securities Laws in respect thereof, including the rules and regulations of the Exchange;

(d)	Listing. The Company shall at all times while this Note is outstanding, use its commercially reasonable efforts to maintain the listing of the Shares on the Exchange;

(e)
Securities Laws. All Shares issued to the Noteholder upon conversion of the Note or any part thereof shall be made pursuant to an exemption from prospectus and registration requirements available to the Noteholder or the Company in respect of the transactions contemplated herein under Applicable Securities Laws; and

(f)
No Additional Debt. The Company shall not incur any debt, other than indebtedness incurred in the ordinary course of business, without the written consent of the Noteholder, provided that the Noteholder shall not unreasonably withhold consent to further debt by the Company if such additional indebtedness is determined by the board of directors of the Company to be in the best interests of the Company.

ARTICLE 5
CONVERSION OF PRINCIPAL AMOUNT

5.1	Conversion

The Principal Amount and all accrued interest on this Note will be convertible Shares at the option of the Noteholder at any time prior to repayment by the Company as set out in Section 5.2 below, at the Conversion Price.

5.2	Manner of Conversion

(a)
The Noteholder may convert this Note, in whole but not in part, into Shares at the Conversion Price by delivering to the Company at the address provided for herein, a notice in writing of the Noteholder’s election to convert the Note. Thereupon, the Noteholder shall be entitled to be entered in the books of the Company as at the Conversion Date as the holder of the number of Shares into which this Note is convertible in accordance with the provisions of this Note.

(b)
This Note shall be deemed to be surrendered for conversion on the date (the “Conversion Date”) on which notice is delivered pursuant to Section 5.2(b). If this Note is surrendered for conversion on a day on which the register of Shares is closed, the person or persons entitled to receive the Shares shall become the holder or holders of record of such Shares as at the date on which such register is next re-opened.

(c)
The Noteholder or, subject to payment of all applicable stamp or security transfer taxes or other governmental charges by such Noteholder, the Noteholder's nominee(s) or assignee(s), shall be entitled to be entered in the books of the Company as of the Conversion Date as the holder of the number of Shares into which the Note is convertible.

5.3	No Requirement to Issue Fractional Securities

The Company shall not be required to issue fractional Shares upon the conversion of the Note pursuant to this Article 5 and the number of Shares to be issued pursuant to this Article 5 shall be rounded down to the nearest whole number without compensation therefor.

5.4	Adjustment of Conversion Price

(a)	Where applicable, the Conversion Price in effect at any time will be subject to adjustment from time to time as follows:

(i)	If and whenever at any time up to and including the Conversion Date (referred to in this §5.4 as the “Time of Expiry”), the Company will:

(A)	subdivide, redivide or change its Shares into a greater number of shares;

(B)	consolidate, reduce or combine its Shares into a lesser number of shares; or

(C)
issue Shares to all or substantially all of the holders of its Shares by way of a stock dividend or other distribution on such Shares payable in Shares (other than dividends paid in the ordinary course);

(any such event being hereinafter referred to as a “Capital Reorganization”), the Conversion Price will be adjusted by multiplying the Conversion Price in effect on the effective date of such event referred to in §5.4(b)(i) or §5.4(b)(ii) or on the record date of such stock dividend referred to in §5.6(a)(iii), as the case may be, by a fraction, the numerator of which will be the number of Shares outstanding before giving effect to such Capital Reorganization and the denominator of which will be the number of Shares outstanding after giving effect to such Capital Reorganization.  Such adjustment will be made successively whenever any Capital Reorganization will occur and any such issue of Shares by way of a stock dividend or other such distribution will be deemed to have been made on the record date thereof for the purpose of calculating the number of outstanding Shares;

(ii)
If and whenever at any time prior to the Time of Expiry, the Company will fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Shares at a price per share (or having a conversion or exchange price per share) of less than 95% of the Current Market Price per Share on such record date (any such event being hereinafter referred to as a “Rights Offering”), the Conversion Price will be adjusted immediately after such record date so that it will equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator will be the total number of Shares outstanding on such record date plus a number equal to the number determined by dividing the aggregate purchase price of the additional Shares offered for subscription or purchase by such Current Market Price per Share, and of which the denominator will be the total number of Shares outstanding on such record date plus the number of the additional Shares offered for subscription or purchase.  Any Shares owned by or held for the account of the Company will be deemed not to be outstanding for the purpose of any such computation.  Such adjustment will be made successively whenever such a record date is fixed.  To the extent that such Rights Offering is not made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Conversion Price will then be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued;

(iii)	If and whenever at any time prior to the Time of Expiry, the Company will fix a record date for the distribution to all or substantially all the holders of its Shares of:

(A)	shares of any class whether of the Company or any other corporation (excluding dividends paid in the ordinary course);

(B)	rights, options or warrants;

(C)	evidences of indebtedness; or

(D)	other assets or property (excluding dividends paid in the ordinary course);

and if such distribution does not constitute a Capital Reorganization or a Rights Offering or does not consist of rights, options or warrants entitling the holders, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Shares at a price per share or having a conversion or exchange price per share of at least 95% of the Current Market Price per Share on such record date (any such non-excluded event being hereinafter referred to as a “Special Distribution”), the Conversion Price will be adjusted immediately after such record date so that it will equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator will be the total number of Shares outstanding on such record date multiplied by the Current Market Price per Share determined on such record date, less the excess of the fair market value (as determined by the board of directors of the Company, which determination will be conclusive) of such Special Distribution over the fair market value (as determined by the board of directors of the Company, which determination will be conclusive) of the consideration therefor, if any, received by the Company and of which the denominator will be the total number of Shares outstanding on such record date multiplied by such Current Market Price per Share.  Any Shares owned by or held for the account of the Company will be deemed not to be outstanding for the purposes of any such computation.  Such adjustment will be made successively whenever such a record date is fixed.  The extent that such Special Distribution is not so made or to the extent any such rights, options or warrants are not exercised prior to the expiration thereof, the Conversion Price will then be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued;

(b)
For the purpose of any computation under §5.4(a)(ii) or §5.4(a)(iii), the “Current Market Price” per Share at any date will be the closing market price per share of such Shares on the day immediately preceding such date on the Exchange;

(c)
If and whenever at any time prior to the Time of Expiry, there is a reclassification or change of Shares into other shares or there is a consolidation, merger, reorganization or amalgamation of the Company with or into another corporation or entity that results in any reclassification of Shares or a change of Shares into other shares or there is a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (any such event being hereinafter referred to as a “Reclassification of Shares”), the Noteholder will be entitled to receive and will accept, upon the exercise of the Noteholder’s right of conversion at any time after the effective date thereof, in lieu of the number of Shares of the Company to which the Noteholder was theretofore entitled on conversion, the kind and amount of shares or other securities or money or other property that the Noteholder would have been entitled to receive as a result of such Reclassification of Shares, if, on the effective date thereof, the Noteholder had been the registered holder of the number of such Shares to which the Noteholder was theretofore entitled upon conversion, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this §5.4; provided, however, that the De-SPAC Transaction shall not constitute a Reclassification of Shares under this §5.4(c);

(d)
In any case in which this §5.4 will require that an adjustment become effective immediately after a record date or agreement date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing or transferring to the Noteholder who converts on a Conversion Date after such record date or agreement date and before the occurrence of such event the additional Shares issuable upon conversion by reason of the adjustment of the Conversion Price required by such event before giving effect to such adjustment; provided, however, that the Company will deliver to the Noteholder an appropriate instrument evidencing the Noteholder’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares on and after the Conversion Date or such later date as the Noteholder would, but for the provisions of this §5.4(d), have become the holder of record of such additional Shares pursuant to this §5.4;

(e)
In case the Company after the date hereof will take any action affecting its Shares, other than any action described in this §5.4, which in the opinion of the Company, acting reasonably, would materially affect the conversion rights of the Noteholder, the Conversion Price will be adjusted in such manner, at such time and by such action by the directors of the Company, as they may determine, acting reasonably, to be equitable to the Noteholder and the Company in the circumstances, but subject in all cases to any necessary regulatory approval;

(f)
The adjustments provided for in this §5.4 are cumulative and will apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment will be made which would result in any increase in the Conversion Price (except upon a consolidation, reduction or combination of outstanding Shares) and no adjustment of the Conversion Price will be required unless such adjustment would require a decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this subsection 5.4(f) are not required to be made will be carried forward and taken into account in any subsequent adjustment;

(g)
In the event of any dispute arising with respect to the adjustments provided in this §5.4, such question will be conclusively determined by a firm of chartered accountants appointed by the Company (who may be auditors of the Company) and acceptable to the Noteholder.  Such accountants will have access to all necessary records of the Company and such determination will be binding upon the Company and the Noteholder; and

(h)
Notwithstanding any other provision herein contained, no adjustment to the Conversion Price will be made in respect of any event described in this §5.4 (other than the events referred to in paragraphs (i) and (ii) of subsection (a)), if the Noteholder is entitled, without converting the Note, to participate in such event on the same terms mutatis mutandis as if the Noteholder had converted the Note into Shares prior to or on the effective date or record date of such event.

5.5	Resale Restrictions

The Noteholder acknowledges and agrees that:

(a)
All Shares issued to the Noteholder upon conversion of the Note will be subject to resale restrictions imposed under Applicable Securities Laws, and the rules of regulatory bodies having jurisdiction over the Company;

(b)
The Note and the underlying Shares have not been and will not be registered under the U.S. Securities Act or under any U.S. state securities laws, and conversion of the Note will be effected in reliance on an exclusion or an exemption from the registration requirements of the U.S. Securities Act and any applicable U.S. state securities laws;

(c)
If the Note was originally issued in reliance on the exemption from registration provided by Rule 506(b) of Regulation D, the Note is, and any Shares issued upon conversion thereof will be, “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act;

(d)
Until such time as the same is no longer required under the U.S. Securities Act or applicable U.S. state securities laws, the certificates or other instruments representing any Shares issued as restricted securities upon conversion of the Note pursuant to the exemption from registration provided by Rule 506(b) of Regulation D, and all certificates or other instruments issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) SUBJECT TO THE COMPANY’S CONSENT, TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.  THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S and the Company qualifies as a “foreign issuer” (as defined in Rule 902 of Regulation S) at the time of issuance of such Shares, the legend set forth above in this Section 5.5(f) may be removed by providing a declaration to the registrar and transfer agent of the Company, in such form as the Issuer may prescribe from time to time; and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act;

(e)	The Company is not obligated to remain a “foreign issuer.”

ARTICLE 6
EVENTS OF DEFAULT

6.1	General

The occurrence of any one or more of the following events (“Events of Default”) will constitute a default hereunder (whether any such event is voluntary or involuntary or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court of any order, rule or regulation of any administrative or governmental body):

(a)
Non-Compliance: the Company fails to observe or perform one or more material covenants, agreements, conditions or obligations in favour of the Noteholder, including a failure to pay any or all of the Principal Amount, interest and other monies due under the Note when due, and such failure continues unremedied for a period of 30 days;

(b)	Ceasing to Carry on Business: the Company ceases or threatens to cease to carry on business or causes any material subsidiary to cease or threaten to cease to carry on business;

(c)
Bankruptcy or Insolvency: the Company or any of its material subsidiaries becomes insolvent or makes a voluntary assignment or proposal in bankruptcy or otherwise acknowledges its insolvency, or a bankruptcy petition is filed or presented against the Company or any of its material subsidiaries, or the Company or any of its material subsidiaries commits or threatens to commit an act of bankruptcy;

(d)
Receivership: a receiver or receiver manager of the Company or any of its material subsidiaries is appointed under any statute or pursuant to any document issued by the Company or any of its material subsidiaries;

(e)
Compromise or Arrangement: any proceedings with respect to the Company or any of its material subsidiaries are commenced under the compromise or arrangement provisions of the corporations statute pursuant to which the Company or such subsidiaries are governed, or the Company or any of its material subsidiaries enter into an arrangement or compromise with any or all of their respective creditors pursuant to such provisions or otherwise;

(f)
Companies' Creditors Arrangement Act: any proceedings with respect to the Company are commenced in any jurisdiction under the Companies' Creditors Arrangement Act (Canada) or any similar legislation; and

(g)	Liquidation: an order is made, a resolution is passed, or a petition is filed, for the liquidation, dissolution or winding-up of the Company or any of its material subsidiaries.

ARTICLE 7
RIGHTS, REMEDIES AND POWERS

7.1	Upon Default

Upon the occurrence of an Event of Default and at any time thereafter, so long as such Event of Default is continuing, the Noteholder may exercise any or all of the rights, remedies and powers of the Noteholder under any applicable legislation or otherwise existing, whether under this Note or any other agreement or at law or in equity, and in addition will have the right and power (but will not be obligated) to declare any or all of the Note to be immediately due and payable.

7.2	Waiver

Without limiting Section 8.2 hereof, the Noteholder in its absolute discretion may, at any time and from time to time by written notice, waive any breach by the Company of any of its covenants or agreements herein. No failure or delay on the part of the Noteholder to exercise any right, remedy or power given herein or by any other existing or future agreement or now or hereafter existing by statute, at law or in equity will operate as a waiver thereof, nor will any single or partial exercise of any such right, remedy or power preclude any other exercise thereof or the exercise of any other such right, remedy or power, nor will any waiver by the Noteholder be deemed to be a waiver of any subsequent, similar or other event.

ARTICLE 8
OTHER AGREEMENTS

8.1	Tax Characterization and Withholding Taxes

Unless otherwise required by applicable law, the Noteholder and the Company agree to treat the Note as debt of the Company for U.S. federal and applicable state income tax purposes. If the Company is obliged to withhold any payment hereunder on account of present or future taxes, duties, assessments or other governmental charges required by law, the Company shall make such withholding or deduction and pay the balance owing to the Noteholder, such withheld or deducted amounts shall be treated for all purposes has having been paid to the Noteholder to whom such amounts would otherwise have been paid.  For greater certainty, the Company may reduce the number of Shares (based on the Conversion Price as set out in Article 5 hereof) issuable to the Noteholder pursuant to Article 5 to satisfy its withholding obligations.

8.2	Amendment and Waiver

Neither this Note nor any provision hereof may be amended, waived, discharged or terminated except by a document in writing executed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

8.3	Notices and Other Instruments

Any notice, demand or other communication required or permitted to be given to any party hereunder shall be in writing and shall be:

(a)	personally delivered to such party; or

(b)	except during a period of strike, lock-out or other postal disruption, sent by double registered mail, postage prepaid to the address of such party set forth below; or

(c)	sent by facsimile transmission or other means of electronic communication to the address of such party set forth below;

and shall be deemed to have been received by such party on the earliest of the date of delivery under subsection 8.3(a), the actual date of receipt when mailed under subsection 8.3(b) and the Business Day following the date of communication under subsection 8.3(c).

(i)	if to the Company, at:

DevvStream Corp.
2108 N St., Suite 4254
Sacramento, CA 95816

Attention:          David Goertz, CFO
E-mail:             info@devvstream.com

With a copy to (which will not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue, New York, NY 10022
Attention: Peter Seligson
Email: peter.seligson@kirkland.com

McMillan LLP
Royal Centre, 1055 W. Georgia Street, Suite 1500
PO Box 11117
Vancouver, BC V6E 4N7
Attention: Mark Neighbor
Email: mark.neighbor@mcmillan.ca

(ii)	if to the Noteholder, at the address set forth on the face page to this Note.

Any party may give written notice to the other parties of a change of address to some other address, in which event any communication shall thereafter be given to such party as hereinbefore provided, at the last such changed address of which the party communication has received written notice.

8.4	Maximum Rate

Notwithstanding any other provisions of this Note or any other agreement, the maximum amount (including interest, fees, bonus and any other consideration) payable to the Noteholder in connection with the Note and each part thereof shall not exceed the maximum allowable return permitted under the laws of British Columbia and the laws of Canada applicable therein, and the provisions of this Note and all other existing and future agreements are hereby modified to the extent necessary to effect the foregoing.

8.5	Successors and Assigns

This Note shall be binding upon the Company and its successors and shall enure to the benefit of the Noteholder and its successors. This Note is not assignable without the consent of the Company, at its sole discretion.  The Company shall maintain at its office a copy of each and any assignment of this Note delivered to it by the Noteholder and consented to by the Company and a register for the recordation of the name and address of the Noteholder’s successors and permitted assigns and remaining principal amount of, and interest accrued on, this Note (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company and the Noteholder may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Noteholder for all purposes of this Note, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and the Noteholder, at any reasonable time and from time to time upon reasonable notice. This Note is intended to be in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations, and the parties hereto shall report consistently therewith for all tax purposes. The Noteholder shall deliver to the Company a properly completed and duly executed IRS Form W-9 or applicable Form W-8, along with such other documentation that is reasonably requested by the Company that is reasonably necessary for the Company to determine whether any payment under this Note is subject to deduction or withholding for taxes under applicable law.

8.6	Headings, etc.

The division of this Note into sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

8.7	Severability

The provisions of this Note are intended to be severable. If any provision of this Note shall be deemed by any court of competent jurisdiction or held to be invalid or void or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

8.8	Noteholder's Rights and Remedies

In addition to the foregoing without limitation: (i) the Noteholder's rights and remedies hereunder shall be cumulative and not exclusive of any rights or remedies which it would otherwise have; (ii) no delay or omission by the Noteholder in exercising or enforcing any of the Noteholder's rights and remedies hereunder shall operate as, or constitute, a waiver thereof; (iii) no waiver by the Noteholder of any Event of Default shall operate as a waiver of any other default hereunder; (iv) no single or partial exercise of any of the Noteholder's rights or remedies hereunder, and no express or implied agreement or transaction of whatever nature entered into between the Noteholder and any Person, at any time, shall preclude the other or further exercise of the Noteholder's rights and remedies hereunder; (v) no waiver by the Noteholder of any of the Noteholder's rights and remedies hereunder on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver; and (vi) the Noteholder's rights and remedies hereunder may be exercised at such time or times and in such order of preference as the Noteholder may determine.

8.9	Modification

From time to time the Company may modify the terms and conditions hereof for any purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

8.10	Governing Law

This Note shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable therein and shall be treated in all respects as a British Columbia contract.